                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the use in this Amendment No. 2 to the Registration Statement of Total Entertainment Restaurant Corp. on Form S-1 of our report on Bailey's Sports Grille, Inc. dated March 11, 1997, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP



Charlotte, North Carolina


June 20, 1997